UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2014

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-22759	71-0556208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 31, 2014, Bank of the Ozarks, Inc. (the “Company”) and Intervest Bancshares Corporation (“Intervest”) issued a joint press release announcing that the companies expect the previously announced merger transaction will close on or about February 10, 2015, subject to satisfaction of the remaining closing conditions set forth in the merger agreement, including the approval and adoption of the merger agreement by Intervest’s stockholders at the special meeting of stockholders scheduled for January 27, 2015. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information Regarding the Merger

This communication is being made in respect of the proposed merger transaction involving the Company and Intervest. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Company filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (Registration Statement No. 333-199012) that includes a prospectus of the Company and a proxy statement of Intervest. The SEC declared the registration statement effective on December 5, 2014. A definitive proxy statement/prospectus dated December 8, 2014 (the “Merger Proxy Statement”) was mailed on or about December 10, 2014 to Intervest’s stockholders. The Merger Proxy Statement contains important information about the Company, Intervest, the proposed merger and related matters. The Merger Proxy Statement, as well other filings containing information about the Company and Intervest are available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the Merger Proxy Statement and the filings that are incorporated by reference in the Merger Proxy Statement can also be obtained, without charge, from Intervest’s website (http://www.intervestbancsharescorporation.com) under the proxy statements tab and on the Company’s website (http://www.bankozarks.com) under the Investor Relations tab.

The Company and Intervest and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from stockholders of Intervest in connection with the merger transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Intervest’s stockholders in connection with the proposed merger are set forth in the Merger Proxy Statement. You can find information about the executive officers and directors of Intervest in its Annual Report on Form 10-K for the year ended December 31, 2013 and in its definitive proxy statement as filed with the SEC on March 3, 2014 and April 1, 2014, respectively. You can find information about the directors and executive officers of the Company in its Annual Report on Form 10-K for the year ended December 31, 2013 and in its definitive proxy statement as filed with the SEC on February 28, 2014 and March 11, 2014, respectively.

Cautionary Statement Regarding Forward-Looking Information

Statements contained in this Form 8-K that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to the closing of the proposed transaction between Intervest and the Company. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to factors discussed in documents filed by the Company and Intervest from time to time. Neither the Company nor Intervest undertakes and both specifically disclaim any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or Intervest.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated December 31, 2014: Bank of the Ozarks, Inc. and Intervest Bancshares Corporation Announce Expected Closing Date for Pending Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: December 31, 2014	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated December 31, 2014: Bank of the Ozarks, Inc. and Intervest Bancshares Corporation Announce Expected Closing Date for Pending Merger